EXHIBIT 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
AND PRINCIPAL ACCOUNTING OFFICER
OF AURASOUND, INC.
PURSUANT TO 18 USC § 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) I, HaraldWeisshaupt, Principal Executive Officer and Principal Financial Officer of AuraSound, Inc. (the “Company”) certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a)   Based on my knowledge, the quarterly report on Form 10-Q for the period ended September 30, 2010 of the Company, as amended, fully complies with the requirements of section 13(a) or 15(b) of the Securities Exchange Act of 1934; and

(b)  Based on my knowledge, information contained in this Quarterly Report on Form 10-Q, as amended, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: January 18, 2011

/s/HaraldWeisshaupt
HaraldWeisshaupt
Chief Executive Officer and President (Principal Executive Officer)

Dated: January 18, 2011

/s/HaraldWeisshaupt
HaraldWeisshaupt
Chief Financial Officer (Principal Financial Officer)